AMENDMENT NUMBER TWO
                                       TO
                           FOURTH AMENDED AND RESTATED
                                 LOAN AGREEMENT


     Amendment No. 2 ("Second Amendment") entered into as June 1, 1997 among HAMPSHIRE DESIGNERS, INC. (the "Borrower"), THE CHASE MANHATTAN BANK, successor by merger to The Chase Manhattan Bank, N.A. ("Chase"), FLEET BANK, N.A. (formerly NATWEST BANK N.A.) ("Fleet"; Chase and Fleet are individually referred to as a "Lender" and collectively as the "Lenders") and FLEET BANK, N.A. (formerly NATWEST BANK N.A.), in the capacity as Agent for the Lenders (the "Agent").

     WHEREAS, the Borrower and Fleet are parties to a Fourth Amended and Restated Loan Agreement dated as of March 31 , 1996, as amended by Amendment No. 1 thereto dated September 1, 1996 (the "Agreement");

     WHEREAS, Fleet and Chase are parties to a certain Participation Agreement dated as of March 31 , 1996, pursuant to which Chase has purchased a 40% participation in Loans made and Letters of Credit issued by Fleet under the Agreement;

     WHEREAS, the Borrower and the Lenders desire to (i) extend the maturity of the Agreement , (ii) amend certain other provisions of the Agreement, (iii) transform the Agreement into an agented loan agreement, converting the existing participation agreement between Fleet and Chase to an assignment enabling Chase to be a holder of a note and a Lender party to the Agreement, as amended hereby; and (iv) appoint the Agent as collateral agent for the benefit of the Lenders with respect to the Collateral; and

     WHEREAS, in order to effect the foregoing, (i) the parties hereto have agreed to enter into this Second Amendment, and (ii) each of the Agent, Fleet and Chase shall simultaneously herewith enter into a certain Agency Agreement dated as of March 31 , 1 997 (as it may be amended from time to time, the "Agency Agreement"), which agreement shall set forth the terms and mechanics governing the relationship among the Lenders and the Agent, and shall provide, inter alia for the appointment of Fleet (A) as Agent to handle all administrative functions (such as paying and funding agent) under the Agreement, as amended hereby, (B) issuing bank with respect to all Letters of Credit, and
(C) collateral agent on behalf of the Lenders with respect to the Collateral.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided therefor in the Agreement.

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
     2. Effective as of March 31, 1997, the Agreement is hereby amended as follows:

     (a) The opening paragraph on the first page of the Agreement is amended and restated in its entirety to read as follows:

     "FOURTH AMENDED AND RESTATED LOAN AGREEMENT, dated as of March 31, 1996, by and among HAMPSHIRE DESIGNERS, INC., a Delaware corporation with a place of business at 215 Commerce Blvd., Anderson, South Carolina 29261 (the "Borrower"), THE CHASE MANHATTAN BANK ("Chase"), FLEET BANK, N.A. (formerly NATWEST BANK N.A.) ("Fleet" or the "Bank"; Chase and Fleet are individually referred to as a "Lender" and collectively as the "Lenders") and FLEET BANK, N.A. (formerly NATWEST BANK N.A.), in its capacity as Agent for the Lenders (the "Agent")."

     (b) Section 1.1A. of the Agreement is amended as follows: (i) deleting the words "the Bank shall extend a" and substituting the words "the Lenders, severally (but not jointly) shall extend a $25,000,000"; and (ii) adding the following immediately after the period at the end thereof: "Such Loans shall be made by the Lenders on a pro rata basis, calculated for each Lender based on its Percentage (the "Percentage") set forth opposite its signature on its signature page to the Second Amendment hereto."

     (c) Section 1.lB. of the Agreement is amended and restated in its entirety to read as follows:

     "1.1B. LIMITATIONS OF LINE OF CREDIT. Except as otherwise permitted or limited by the Lenders from time to time, the aggregate amount of (i) Loans and Letters of Credit outstanding at any time to the Borrower shall not exceed the lesser of $25,000,000 or the Total Borrowing Base (the "Working Capital Line Limit"); (ii) Letters of Credit outstanding at any time issued for the account of the Borrower (or pursuant to a third party side letter heretofore delivered to the Agent, are available for the use of Segue), shall not exceed $8,000,000; and (iii) Loans outstanding at any time to the Borrower shall not exceed $20,000,000, and of the Loans outstanding at any time, as provided in Section 5, not more than $2,500,000 of the proceeds thereof shall be available to San Francisco Knitworks, Inc. ("Knitworks"), not more than $6,000,000 of the proceeds thereof shall be available to Segue, and not more than $4,000,000 of the proceeds thereof shall be available to Winona."

     (d) Section 1.1C. (a) of the Agreement is amended and restated in its entirety to read as follows:

          "(a) The Loans made by each Lender shall mature, subject to earlier acceleration, on the Maturity Date, and, together with the Letters of Credit (and the participations therein), shall be evidenced by, and be repayable with interest in accordance with the terms of, a single promissory note made by the Borrower and payable to the order of such Lender in a principal amount equal to such Lender's Percentage of the Working Capital Line and otherwise duly completed, in substantially the form of Exhibits A and A-1 hereto (individually, a "Note" and collectively, the "Notes"; it being understood that each reference in this Agreement to the "Note" shall be deemed to mean the "Notes" to the extent the context requires.). The Notes shall be dated as of March 31, 1997, shall be duly executed by the Borrower and shall replace the existing Note of the Borrower (but to the extent of the current principal balance thereof presently outstanding shall

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
               represent the same indebtedness). The Notes are subject to payment and prepayment as provided in Section 2. The Borrower hereby authorizes the Lenders to make notations of all payments and prepayments made on account of the principal of the Loans and interest thereon on the schedule attached to the applicable Note and such notations shall, in the absence of manifest error, be conclusive; provided, however, that any failure by any Lender to make any such notation shall not limit or otherwise affect the obligations of the Borrower hereunder or under the Notes in respect of the Loans.

     (e) Section 1.1C.(b) (v) of the Agreement is amended by deleting all of the language therein following the words "for the account of the Borrower" on the second line thereof and inserting the words " or its subsidiary, Segue." in lieu thereof.

     (f) Section 1.1C. of the Agreement is further amended by adding the following paragraph (c) at the end thereof:

     "(c) Each Letter of Credit shall be issued by Fleet as issuing bank, and Fleet hereby grants to Chase a participation in each Letter of Credit pursuant to the terms of the Agency Agreement."

     (g) Except as may be otherwise specifically provided herein, all references in the Agreement (and in each ancillary agreement (including but not limited to the Security Agreements and the Guarantees) heretofore or hereafter delivered in connection therewith) to the word "Bank" shall be deemed to mean the "Agent"; provided, however, that (i) each reference to (or related to) the making of Loans by the "Bank" shall be deemed to mean the making of Loans by the "Lenders", (ii) each reference to (or related to) the issuing of Letters of Credit by the "Bank" shall be deemed to mean the issuance of Letters of Credit by "Fleet" (and, to the extent the context requires, the purchase of a participation therein by Chase), (iii) each reference to (or related to) indebtedness or obligations owing to the "Bank" shall be deemed to mean indebtedness or obligations owing to the "Agent and the Lenders"), and (iv) each reference to (or related to) representations, covenants or agreements made to the "Bank" shall be deemed to mean representations, covenants or agreements made to the "Agent and the Lenders

     (h) Sections 1.2. and 2.3. of the Agreement are amended by deleting the number "1133" from the address therein and substituting "1185" in lieu thereof.

     (i) Sections 2.4, 4.6, 4.7, 6.1, 7.3, 7.4, 7.6, 9.1(f), 9.1(k), 13.14, the
first sentence of Sections 6 and 7, the last line of Section 9. 1(c), and the first line of Section 10 of the Agreement are amended by deleting all references therein to "the Bank" and substituting "each Lender" in lieu thereof.

     (j) The references in each of Sections 4.1., 10.6 and clause (i) of the definition of "Effective Net Worth" in Section 12 to "December 31, 1995" are deleted and "December 31, 1996" is substituted therefor.

     (k) The proviso to Section 5 is amended and restated in its entirety to read as follows:

     ";provided, however, that Borrower may downstream, to Knitworks, Segue and Winona, up to $2.5MM, $6.0MM and $4.0MM respectively, of the proceeds of Borrower's Loans hereunder, to be applied solely for the working capital purposes of each, as the case may be."

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
     (1) Section 6 is amended by adding the following new Section 6.4 at the end thereof:

     6.4 COMPLIANCE WITH LAWS. The Borrower and each Guarantor shall comply with all applicable laws, rules, regulations and orders to which it or its properties or assets are subject, and duly observe all valid requirements of governmental authorities, and all applicable statutes, rules, regulations, and orders relating to environmental protection and to public and employee health and safety to which it or its properties or assets are subject, except where the failure to do so would not have a materially adverse effect on the operations, properties taken as a whole, business or financial condition of the Borrower and the Guarantors.

     (m) Section 7.2 is amended as follows: (i) immediately following the comma after the words "no Event of Default exists or is continuing", the parenthetical
(ii) shall be deleted and the words "both before and after giving effect thereto,"; and (ii) the numbers "$3,000,000" and "$1,000,000" shall be deleted and the respective numbers "$4,000,000" and "$2,500,000" are substituted in lieu thereof.

     (n) Section 7.3 is amended as follows: (i) clause (iii) thereof is amended by deleting the number "$3,000,000" and substituting "$3,500,000" in lieu thereof; and (ii) effective as of March 31, 1996, the period at the end of clause (v) is deleted and the following clause (vi) and subsequent proviso are hereby added thereto:; and (vi) $3,500,000 owing to MTB Bank for the issuance of letters of credit; provided that all indebtedness permitted under the foregoing clauses (i), (iii), (iv) and (vi) is and remains unsecured (except for the indebtedness permitted under clause (vi) to the extent it is secured by inventory imported under the letters of credit issued by MTB Bank).

     (o) Section 7.4 is amended by deleting the opening clause thereof prior to the first comma, and substituting the following language in lieu thereof: " Except for obligations owing to the Agent and the Lenders, and for the obligations described in clause (vi) of Section 7.3".

     (p) Section 7.5 is amended as follows: (i) clause (i) thereof is amended by deleting the number "$3,800,000" and substituting "$4,000,000" in lieu thereof; and (ii) clause (iii) is amended by adding the following proviso at the end thereof: "provided, that, so long as no Event of Default exists or is continuing both before and after giving effect thereto, the Borrower may purchase up to $2,500,000 of its outstanding stock during the term of this Agreement commencing with the first quarter of 1997;".

     (q) Section 7.8 (a) is amended by deleting the number "$25,000,000" and substituting the following in lieu thereof: "$32,000,000".

     (r) Section 7.9 is amended and restated in its entirety to read as follows:

     "7.9 INVESTMENTS. Make, or suffer to exist, any Investment in any person, except (a) Investments in: (i) obligations issued or guaranteed by the United States of America; (ii) certificates of deposit, bankers acceptances and other "money market instruments" issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000 and a credit rating of no less than "investment grade"; (iii) open market commercial paper bearing the highest credit rating issued by Standard & Poor's Ratings Group or by another nationally recognized credit rating firm; (iv) repurchase agreements

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
entered into with any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000 relating to United States of America government obligations and a credit rating of no less than "investment grade"; (v) shares of "money market funds", each having net assets of not less than $100,000,000; in each case maturing or being due or payable in full not more than 180 days after the Borrower's acquisition thereof; and (b) Investments in any person not covered by the foregoing clauses (a) (i)-(v), provided that such Investments (i) do not exceed $4,000,000 in aggregate outstanding amount at any time, (ii) do not result in a potential liability to the Borrower in excess of the Investment amount, and (iii) do not otherwise conflict with any provision of this Agreement.

     (s) Remedies Paragraph (A) of Section 9.1 is amended by inserting immediately after the words "at its option," in each of clauses (i) and (ii) thereof the following words: "and shall, upon the written request of the Lenders,".

     (t) The words, "no Letters of Credit are outstanding," are inserted in the opening sentences of Sections 6 and 7 immediately following the words "until the Obligations are paid in full".

     (u) Section 12 is amended as follows: (i) the definition of "Maturity Date" is amended by deleting "March 31, 1997" and substituting "May 31 , 1998; provided, however, that Letters of Credit may have an expiration date not later than September 30, 1998" in lieu thereof; (ii) the definition of "Security Agreements" is amended by (A) inserting the words "and any warehouse notices, bailee letters and the like" immediately following the words "security agreements" on the first line thereof, and (B) inserting the following parenthetical immediately following the words "Section 3.2 hereof": "(and shall include, without limitation, on a collective and cumulative basis, all of those certain Security Agreements entered into by the Grantors, dated as of March 31, 1995 and as of March 31, 1996, as all such Security Agreements are assigned pursuant to the terms of the Second Amendment from Fleet Bank, N.A. (formerly NatWest Bank N.A.) to Fleet Bank, N.A., as Agent for the Lenders hereunder)";
(iii) the definition of "Effective Net Worth" is amended by inserting the words
(A)", deferred tax assets" immediately following the words "copyrights and licenses, in clause (v) thereof, and (B) "and preferred stock" immediately following the words "all Indebtedness" in clause (iv) thereof; (iv) the definition of "Indebtedness" is amended by deleting therefrom the words "letters of credit and all obligations relating thereto,"; and (v) the following new definitions are inserted in the appropriate alphabetical order:

     "Investment" - any investment in any person by means of purchase of shares of stock or Indebtedness, capital contribution, loan, advance or guarantee, or any acquisition of all or the part of the business or assets of any person, or any commitment or option to make any Investment.

     "Second Amendment" - shall mean that certain Amendment No. 2 to Fourth Amended and Restated Loan Agreement dated as of March 31, 1997 among the Borrower, the Lenders and the Agent."

     (v) Section 13 is amended as follows: (i) Sections 13.1, 13.5 and 13.10 are amended by deleting the words "the Bank or the Participant" and "the Bank and the Participant" each time they appear therein and substituting either the words "the Agent or any Lender" or "the Agent and each Lender", as the context requires; (ii) Section 13.2 is amended by deleting the words "the Bank" each time they appear therein and substituting the words "the Agent and each Lender" in lieu thereof; (iii) Section 13.4 is amended by deleting the words "to NatWest Bank N.A. at 1133 Avenue of the Americas, New York, New York 10036 (Attention:
Cynthia E. Sachs)" and substituting the following in lieu thereof: "if to the Agent or, in its capacity as a Lender, Fleet, to Fleet Bank, N.A., 1185 Avenue of the Americas, New York, New York 10036 (Attention: Tami Cohen), or if to Chase, to The Chase Manhattan Bank, 1411 Broadway - 5th Floor, New York, New York 10018 (Attention: Abby Parsonnet)"; (iv) Section 13.5 is amended by inserting immediately after the word "hereunder," the words "including the preparation, execution and delivery, administration, interpretation and enforcement hereof and all documents delivered in connection herewith and any amendments, consents and waivers delivered or requested in connection herewith or therewith, and further..."; (v) Section 13.6 of the Agreement is amended by deleting the reference therein to "the Bank" and substituting "the Agent and each Lender" in lieu thereof; and (vi) the signature page of the Agreement is amended as follows: (A) the paragraph at the top of the page is amended by deleting the words "and the Bank" and substituting the words", the Agent and each Lender" in lieu thereof; and (B) the signature of Chase on the signature page hereto shall be deemed to be effective so as to add Chase as a Lender and signatory to the Agreement, as amended hereby.

     (w) Exhibit 1.1C to the Agreement is hereby deleted and replaced by Exhibits A and A-1 to this Second Amendment.

     (x) Section 13.8 of the Agreement is amended by inserting the words (i) "and no Letters of Credit or Obligations remain outstanding" before the period at the end of the first and third sentences thereof, and (ii) "and no Letters of Credit remain outstanding" immediately following the words "termination hereof" in the penultimate sentence thereof.

     (y) Section 13.10 of the Agreement is amended by adding the following sentence at the end thereof:

     "The Borrower hereby acknowledges that any Lender purchasing a participation (or direct interest) in the Loans made by other Lenders (or in interest due thereon, as the case may be) pursuant to the Sharing Section in the Agency Agreement may exercise any and all rights of set-off, Lender's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation."

3. (a) All references in the Agreement, the Security Agreements, the Guarantees and in each document, instrument, agreement and certificate delivered in connection therewith to "National Westminster Bank USA" or "NatWest" or "NatWest Bank N.A." shall be deemed to be references to "Fleet Bank, N.A."

     (b) All references in the Security Agreements and the Guarantees and to the extent applicable, each ancillary document, instrument and certificate delivered in connection therewith to "National Westminster Bank USA" or "NatWest" or "NatWest Bank N.A." or "Fleet Bank, N.A." as the "Bank" in whose favor each such Security Agreement, Guaranty or other document is made, shall be deemed to be references to "Fleet Bank, N.A., as Agent".

4.  Elevation of Chase from Participant to Lender

     (a) Upon the effective date hereof, all of the Lenders' respective rights, title, interest and obligations in and under the Participation Agreement between Fleet and Chase dated as of March 31, 1996 (the "Participation Agreement") shall terminate and the Participation Agreement, together with any participation certificates or letters delivered thereunder, if any, evidencing the participation, shall be deemed null and void and of no further force and effect except as provided in Section 6 of the Participation Agreement (the language of which Section 6 shall survive the termination of the Participation Agreement and is incorporated herein by reference as if fully and completely recited herein). Upon the effective date hereof, Fleet shall be deemed to have repurchased the 40% participation in the Debt (as defined in the Participation Agreement) in its entirety from Chase. The amount of such repurchase shall be applied by Fleet to (and shall constitute full consideration for) the purchase by Chase of a 40% share of the Loans and participations in Letters of Credit and all corresponding rights and obligations under the Agreement, as amended hereby.

     (b) Accordingly, on the effective date hereof, Chase shall become a party to the Agreement as amended hereby as a Lender, and from and after the effective date hereof, Chase shall have all the rights and obligations of, and be subject to the duties and restrictions applicable to, a Lender thereunder to the same extent and with the same effect as if it had been an original signatory thereto. Chase hereby appoints and authorizes the Agent under the Agreement, as amended hereby, to take such action on its behalf and to exercise such powers under the Agreement, as amended hereby, as are delegated to the Agent, and agrees that it will perform all its obligations that by the terms of the Agreement, as amended hereby, are required to be performed by it as a Lender.

5. Assignment to Agent.

     (a) Each Grantor hereby acknowledges, confirms and agrees that Fleet has a lien upon all Collateral heretofore granted by such Grantor to Fleet to secure the Obligations as defined under the Agreement, and that such Grantor's respective Security Agreement continues in full force and effect.

     (b) Fleet, without representation, warranty or recourse, hereby assigns all of its right, title and interest in and to, such liens, the Collateral and the Security Agreements, to the Agent for the ratable benefit of the Lenders to secure the prompt and complete payment and performance to Agent and Lenders of the Obligations. Other than the assignment of the liens, Collateral and Security Agreements by Fleet to the Agent for the ratable benefit of the Lenders, nothing contained in this Second Amendment shall impair, limit or affect the liens and Collateral heretofore granted, pledged and/or assigned by each Grantor as security for the Obligations (all capitalized terms in this paragraph are used as defined in the Agreement, as amended hereby).

     (c) Fleet, without representation, warranty or recourse, hereby assigns all of its right, title and interest in and to, the Guarantees, to the Agent for the ratable benefit of the Lenders, to secure the prompt and complete payment and performance to Agent and Lenders of the Obligations as more fully described therein. Other than the assignment of the Guarantees by Fleet to the Agent for the ratable benefit of the Lenders, nothing contained in this Second Amendment shall impair, limit or affect the Guarantees made by each Guarantor as security for the Obligations (all capitalized terms in this paragraph are used as defined in the Agreement, as amended hereby).

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
6. Representations and Warranties.

The Borrower hereby represents and warrants to the Lenders and the Agent that:

     (a) Each of the representations and warranties set forth in the Agreement, as amended hereby, is true as of the date hereof and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

     (b) No Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such an Event of Default now exists or would exist after giving effect to this Second Amendment.

     (c) It has full power and authority to enter into, and has taken all proper and necessary corporate action to authorize this Second Amendment.

     (d) This Second Amendment has been duly executed and delivered and constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms.

     (e) Attached hereto on Exhibit B is a true and correct list, for each Grantor, of the locations of its inventory and its principal place of business at which the records relating to its accounts receivable are located.

     (f) All of the Indebtedness, liabilities and obligations of the Borrower, to the Lenders and the Agent now existing or hereafter arising under the terms of the Agreement, as amended hereby, and pursuant to all other Obligations (as such term is defined in the Agreement, as amended hereby) are and shall be fully secured by the Borrower's prior grant to Fleet which pursuant hereto is being assigned to the Agent, for the ratable benefit of the Lenders, pursuant to the terms of the Security Agreements, as amended and assigned, acknowledged and confirmed herein.

     (g) The liens which have, simultaneously with the execution and delivery of this Second Amendment, been assigned, acknowledged and confirmed constitute, except as otherwise provided in the Security Agreements, valid first liens on the assets covered by the Security Agreements.

7. Each of the Grantors (other than the Borrower) hereby acknowledges and confirms that all of the Obligations are and shall be fully secured by its prior grant to Fleet which pursuant hereto is being assigned to the Agent, for the ratable benefit of the Lenders, pursuant to the terms of their respective Security Agreements, as amended and assigned, acknowledged and confirmed herein.

8. This Second Amendment shall become effective as of the date hereof, upon the satisfaction of the following conditions precedent:

     (a) The Borrower, the Agent, each Lender and each Guarantor shall have executed and delivered to the Agent a copy of this Second Amendment.

     (b) The Borrower shall deliver the Notes, in the forms of Exhibits A and A-I hereto executed by an authorized officer on behalf of the Borrower, to the respective Lenders, and Fleet shall promptly deliver its existing original outstanding Note to the Agent for forwarding to the Borrower, marked canceled by Fleet, promptly after its receipt of its replacement Note.

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
    (c) UCC-3 Assignments shall have been executed by Fleet reflecting the assignment of the liens, Collateral and rights of Fleet under the Security Agreements to the Agent.

     (d) Each of the Grantors and the Guarantors shall have executed and delivered to the Agent this Second Amendment thereby (i) indicating its consent hereto, (ii) confirming that its Security Agreement and Guaranty, respectively, is deemed amended and assigned to run in favor of the Agent and its grant of any security interest or other encumbrance extends to the Obligations of the Borrower to the Agent and the Lenders including without limitation those Obligations arising under the Agreement as amended hereby, and (iii) confirming that such Security Agreement and Guaranty continue in full force and effect.

     (e) The foregoing documents, all other documents as the Agent may require, and all legal matters in connection with the transactions contemplated by this Second Amendment (including the form and substance of all documents delivered in connection with this Second Amendment) shall be satisfactory to the Agent and its counsel.

9. Except as modified hereby, all of the terms and provisions of the Agreement shall continue in full force and effect. This Second Amendment may be executed in any number of counterparts, all of which taken together, shall constitute one and the same instrument. Any signature delivered by a party by a facsimile transmission shall be deemed to be an original signature hereto. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

10. The Borrower will promptly pay all costs of the Agent in preparing this Second Amendment including, without limitation, the fees and expenses of counsel to the Agent in connection with the preparation, execution and delivery, administration, interpretation and enforcement hereof.

11. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or a waiver of any other term or condition of the Agreement or any of the documents referred to therein or (b) prejudice any right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Agreement or any documents referred to therein. Whenever the Agreement is referred to in the Agreement, as amended, or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement as modified by this Second Amendment. All documents in place with the Borrower and the Guarantors in connection with the Agreement shall be deemed amended to conform to the provisions of this Second Amendment. In all other respects, such documents remain unchanged and in full force and effect.

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
     IN WITNESS HEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

HAMPSHIRE DESIGNERS, INC.

/s/ Charles W. Clayton
------------------------------------------------
By: Charles W. Clayton
    Vice President


Percentages FLEET BANK, N.A. (formerly NatWest Bank N.A.),
60% as a Lender and as Agent

/s/ Tami Cohen
------------------------------------------------
By: Tami Cohen
    Vice President

THE CHASE MANHATTAN BANK, successor by
40% merger to THE CHASE MANHATTAN BANK, N.A.

/s/ Paul O'Neill
------------------------------------------------
By: Paul O'Neill
Vice President


Accepted and Agreed:


HAMPSHIRE GROUP, LTD.
/s/ Charles W. Clayton
----------------------------------------------
Name:  Charles W. Clayton
Title:  Vice President


GLAMOURETTE FASHION MILLS, INC.
/s/ Charles W. Clayton
----------------------------------------------
Name:   Charles W. Clayton
Title:  Vice President


SAN FRANCISCO KNITWORKS, INC.
/s/ Charles W. Clayton
----------------------------------------------
Name:   Charles W. Clayton
Title:  Vice President


SEGUE (AMERICA), LTD.
/s/ Charles W. Clayton
----------------------------------------------
Name:   Charles W. Clayton
Title:  Vice President


HAMPSHIRE DESIGNERS, INC, as guarantor of the obligations of Segue and Knitworks /s/ Charles W. Clayton
----------------------------------------------
Name:  Charles W. Clayton
Title:  Vice President

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

                                    EXHIBIT A

                               FORM OF FLEET NOTE

                                 PROMISSORY NOTE

$15,000,000                                              New York, New York
                                                         as of March 31, 1997

     FOR VALUE RECEIVED, Hampshire Designers, Inc., a Delaware corporation with an office at 215 Commerce Boulevard, Anderson, South Carolina 29621 (the "Debtor"), hereby promises to pay to the order of Fleet Bank, N.A. (formerly NatWest Bank N.A.), a national banking association (the "Payee"), at its office located at 1185 Avenue of the Americas, New York, New York, or at such other place as the Payee or any holder hereof may from time to time designate, on the Maturity Date (as defined in the Loan Agreement (as defined below), or earlier as hereinafter referred to, the principal sum of Fifteen Million and 00/100 dollars ($15,000,000) (or such lesser principal sum as may be indicated as outstanding on the grid sheet attached hereto), in lawful money of the United States, and to pay interest in like money at said office or place from the ate hereof on the unpaid principal balance hereof from time to time outstanding in accordance with the provisions of the Loan Agreement (as defined below). In no event shall the rate of interest hereunder exceed the maximum interest rate permitted by applicable law.

     This Note is in replacement of and substitution for the promissory note dated as of March 31, 1996 by the Debtor, and, to the extent of any outstanding principal amount not assigned to The Chase Manhattan Bank, evidences the same indebtedness incurred thereunder.

     This note is referred to in the Loan Agreement and is secured by one or more Continuing General Security Agreements (as amended, modified, supplemented or replaced from time to time, collectively, the "Security Agreement") by the Debtor in favor of Fleet Bank, N.A., as Agent and covering certain collateral (the "Collateral") all as more particularly described and provided therein, and is entitled to the benefits thereof. Reference is made to the Loan Agreement and the Security Agreement for certain rights of the Lenders (as defined therein), including, without limitation, the right of the Lenders to accelerate the principal balance hereunder and interest hereon upon the occurrence of an "Event of Default" as defined in the Loan Agreement.

     The Payee is hereby authorized to enter on the grid sheet attached hereto all loans made by the Payee to the Debtor pursuant to the Fourth Amended and Restated Loan Agreement dated as of March 31, 1996, as amended by Amendment Nos. 1 and 2 thereto (as it may be further amended, modified or supplemented from time to time, the "Loan Agreement"; unless otherwise defined herein, capitalized terms are used as defined in the Loan Agreement) among the Payee, The Chase Manhattan Bank, the Agent and the Debtor and all repayments of principal hereunder, which entries, in the absence of manifest error, shall be conclusive and binding on the Debtor; provided, however that the failure of the Payee to make any such entries shall not relieve the Debtor from paying any amount due hereunder nor affect the Payee's recognition of any repayment of principal.

     Whenever any payment to be made hereunder shall become due and payable on a Saturday, Sunday or a legal holiday under the laws of the State of New York, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest on such payment.

     The Debtor hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgents, without notice.

     This Note shall be subject to payment and prepayment as provided in Section 2 of the Loan Agreement.

     This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party to be charged.

     In the event the Payee or any holder hereof shall refer this Note to an attorney for collection, the Debtor agrees to pay, in addition to unpaid principal and interest, all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorneys fees, whether or not suit is instituted.

     In the event of any litigation with respect to any of the Obligations or Collateral, the Debtor waives the right to a trial by jury. The Debtor hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any Federal court located in such State in connection with any action or proceeding arising out of or relating to any Obligation or Collateral. In any such litigation, the Debtor waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to the Debtor at its address set forth herein. within 30 days after such mailing, the Debtor shall appear, answer or move in respect of such summons complaint or other process. Should the Debtor fail to appear or answer within said 30-day period, the Debtor shall be deemed in default and judgment may be entered by the Payee against the Debtor for the amount as demanded in any summons, complaint or other process so served. This Note, the other Obligations and the Collateral shall be governed by and construed in accordance with the laws of the State of New York, and shall be binding upon the heirs, executors, administrators, successors and assigns of the Debtor and inure to the benefit of the Payee, its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable the validity of all other terms and provisions hereof shall in no way be affected thereby.


HAMPSHIRE DESIGNERS, INC.

By: /s/  Charles W. Clayton
-------------------------------------------
Name: Charles W. Clayton
Title: Vice President
Date: 5/27/97

                       BORROWINGS AND PAYMENT OF PRINCIPAL


      Date   Interest  Interest  Amount of     Amount of     Unpaid   Notation
              Rate      Period   Borrowing  Principal Paid  Principal  Made By
                                              or Prepaid     Balance
      _____  ________  ________  _________  ______________  _________ _________

                                   EXHIBIT A-1

                               FORM OF CHASE NOTE

                                 PROMISSORY NOTE

$10,000,000                                             New York, New York
                                                        as of March 31, 1997

     FOR VALUE RECEIVED, Hampshire Designers, Inc., a Delaware corporation with an office at 215 Commerce Boulevard, Anderson, South Carolina 29621 (the "Debtor"), hereby promises to pay to the order of The Chase Manhattan Bank, a New York State banking corporation (the "Payee"), at the office of the Agent under the Loan Agreement (as defined below) located at 1185 Avenue of the Americas, New York, New York, or at such other place as the Payee or any holder hereof may from time to time designate, on the Maturity Date (as defined in the Loan Agreement as defined below), or earlier as hereinafter referred to, the principal sum of Ten Million and 00/100 dollars ($10,000,000) (or such lesser principal sum as may be indicated as outstanding on the grid sheet attached hereto), in lawful money of the United States, and to pay interest in like money at said office or place from the ate hereof on the unpaid principal balance hereof from time to time outstanding in accordance with the provisions of the Loan Agreement (as defined below). In no event shall the rate of interest hereunder exceed the maximum interest rate permitted by applicable law.

     This Note is referred to in the Loan Agreement and is secured by one or more Continuing General Security Agreements (as amended, modified, supplemented or replaced from time to time, collectively, the "Security Agreement") by the Debtor in favor of Fleet Bank, N.A., as Agent and covering certain collateral (the "Collateral") all as more particularly described and provided therein, and is entitled to the benefits thereof. Reference is made to the Loan Agreement and the Security Agreement for certain rights of the Lenders (as defined therein), including, without limitation, the right of the Lenders to accelerate the principal balance hereunder and interest hereon upon the occurrence of an "Event of Default" as defined in the Loan Agreement.

     The Payee is hereby authorized to enter on the grid sheet attached hereto all loans made by the Payee to the Debtor pursuant to the Fourth Amended and Restated Loan Agreement dated as of March 31, 1996, as amended by Amendment Nos. 1 and 2 thereto (as it may be further amended, modified or supplemented from time to time, the "Loan Agreement"; unless otherwise defined herein, capitalized terms are used as defined in the Loan Agreement) among the Payee, Fleet Bank, N.A., the Agent and the Debtor and all repayments of principal hereunder, which entries, in the absence of manifest error, shall be conclusive and binding on the Debtor; provided, however that the failure of the Payee to make any such entries shall not relieve the Debtor from paying any amount due hereunder nor affect the Payee's recognition of any repayment of principal.

     Whenever any payment to be made hereunder shall become due and payable on a Saturday, Sunday or a legal holiday under the laws of the State of New York, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest on such payment.

     The Debtor hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgents, without notice.

     This Note shall be subject to payment and prepayment as provided in Section 2 of the Loan Agreement.

     This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party to be charged.

     In the event the Payee or any holder hereof shall refer this Note to an attorney for collection, the Debtor agrees to pay, in addition to unpaid principal and interest, all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorneys fees, whether or not suit is instituted.

     In the event of any litigation with respect to any of the Obligations or Collateral, the Debtor waives the right to a trial by jury. The Debtor hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any Federal court located in such State in connection with any action or proceeding arising out of or relating to any Obligation or Collateral. In any such litigation, the Debtor waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to the Debtor at its address set forth herein. within 30 days after such mailing, the Debtor shall appear, answer or move in respect of such summons complaint or other process. Should the Debtor fail to appear or answer within said 30-day period, the Debtor shall be deemed in default and judgment may be entered by the Payee against the Debtor for the amount as demanded in any summons, complaint or other process so served. This Note, the other Obligations and the Collateral shall be governed by and construed in accordance with the laws of the State of New York, and shall be binding upon the heirs, executors, administrators, successors and assigns of the Debtor and inure to the benefit of the Payee, its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable the validity of all other terms and provisions hereof shall in no way be affected thereby.


HAMPSHIRE DESIGNERS, INC.

By: /s/  Charles W. Clayton
-------------------------------------------
Name: Charles W. Clayton
Title: Vice President
Date: 5/27/97

                      BORROWINGS AND PAYMENT OF PRINCIPAL


      Date   Interest  Interest  Amount of     Amount of     Unpaid   Notation
              Rate      Period   Borrowing  Principal Paid  Principal  Made By
                                              or Prepaid     Balance
      _____  ________  ________  _________  ______________  _________ _________

                                    EXHIBIT B

                    PRINCIPAL OFFICE AND COLLATERAL LOCATIONS

Hampshire Group, Limited               Mary Jane Marcasiano
215 Commerce Blvd.                     55 Avenue of the Americas
Anderson, SC  29621                    New York, NY  10013

San Francisco Knitworks                Glamourette Fashion Mills-Plant No. 1
365 Alabama St.                        113 KM 10.9
San Francisco, CA  94110               Quebradillas, PR  00678

Natalie Knitting Mills                 Glamourette Fashion Mills-Plant No. 2
Rouse Industrial Park                  Road No. 2 KM 100.9
P.O. Box 722                           Quebradillas, PR  00678
Chilhowie, VA  24319
                                       Hampshire Hosiery - Plant No. 2
Designers Knitting Mills               103 Cross Street
305 New Court Road                     Spruce Pine, NC  28777
Anderson, SC  29621
                                       Hampshire Hosiery - Plant No. 1
Segue Ltd.                             US Hwy. 19-E
c/o Gilbert West  Inc.                 Spruce Pine, NC  28777
4940 Triggs Street
Commerce, CA  90022